Shareholders equity (Details 1) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Shareholders Equity
Net (loss) income for the year attributable to NEXA's shareholders	$ 49,101	$ 114,332	$ (559,247)
Weighted average number of outstanding shares - in thousands	132,439	132,439	132,439
Earnings (losses) per share - USD	$ 0.37	$ 0.86	$ (4.22)